                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-12

                         OIL-DRI CORPORATION OF AMERICA
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         OIL-DRI CORPORATION OF AMERICA
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-----------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

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(5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

-----------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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

                           [OIL DRI CORPORATION LOGO]

                                                                November 1, 2004

Dear Stockholder:

      You are cordially invited to attend Oil-Dri Corporation of America's Annual Meeting of Stockholders, which will be held at 9:00 a.m. on December 7, 2004, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois.

      The matters expected to be acted on in the meeting are described in the attached Proxy Statement. A slate of seven directors is being recommended for re-election. Their biographies appear in the Proxy Statement. In addition, you are being asked to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the year ending July 31, 2005. Included with the Proxy Statement is a copy of the Company's Annual Report on Form 10-K for fiscal year 2004. We encourage you to read the Form 10-K. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

      Paul J. Miller is retiring from the Board in accordance with the Company's policy. Paul has been a valued member of the Board of Directors since 1975, and I want to extend my sincere appreciation to him for his wise counsel and valued service. We are delighted that in the years ahead we will continue to have the benefit of his wisdom and experience as one of the company's legal advisors.

      Thomas D. Kuczmarski will also not be standing for re-election to the Board. I want to thank him for his five years of service as director.

      Immediately following adjournment of the meeting, we will take time to review the results of the past year and look at some of the opportunities for the Company which lie ahead.

      We look forward to seeing you at the annual meeting. Whether or not you plan to attend, you can be sure your shares are represented at the meeting by promptly voting and submitting your proxy card in the enclosed envelope provided for this purpose.

                                   Sincerely,

                                   /s/ Daniel S. Jaffee
                                   DANIEL S. JAFFEE
                                   President and Chief Executive Officer

                         OIL-DRI CORPORATION OF AMERICA

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 7, 2004

To the Stockholders of
Oil-Dri Corporation of America:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders of Oil-Dri Corporation of America, a Delaware corporation (the "Company"), will be held at The Standard Club, located at 320 South Plymouth Court, Chicago, Illinois, on December 7, 2004, at 9:00 a.m., local time, for the purpose of considering and voting on:

      1.    The election of seven directors;

      2. Ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for the year ending July 31, 2005; and

      3.    Such other business as may properly come before this meeting.

      The stock transfer books of the Company will remain open. The Board of Directors has determined that only holders of record of outstanding shares of Common Stock and Class B Stock at the close of business on October 22, 2004, are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. All stockholders, whether or not they now expect to be present at the meeting, are requested to date, sign and return the enclosed proxy, which requires no postage if mailed in the United States.

      Your attention is directed to the following pages for further information relating to the meeting.

                                        By Order of the Board of Directors,

                                        /s/ Charles P. Brissman
                                        CHARLES P. BRISSMAN
                                        Secretary

Chicago, Illinois
November 1, 2004

                         OIL-DRI CORPORATION OF AMERICA

                            410 NORTH MICHIGAN AVENUE
                                    SUITE 400
                          CHICAGO, ILLINOIS 60611-4213

                                 PROXY STATEMENT

                                     GENERAL

      This Proxy Statement and the accompanying proxy are being mailed on or about November 1, 2004, to all holders of record of outstanding shares of the Company's Common Stock and Class B Stock at the close of business on October 22, 2004. Proxies are being solicited on behalf of the Board of Directors for use at the 2004 Annual Meeting of Stockholders, notice of which accompanies this Proxy Statement. Any stockholder giving a proxy has the power to revoke it at any time prior to the exercise thereof by executing a subsequent proxy, by notifying the Secretary of the Company of such revocation in writing (such notification to be directed to him at the Company's offices at 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213), or by attending the annual meeting and voting in person. IF NO CONTRARY INSTRUCTION IS INDICATED IN THE PROXY, EACH PROXY WILL BE VOTED "FOR" THE ELECTION OF THE SEVEN NOMINEES NAMED BELOW TO THE BOARD OF DIRECTORS AND "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR.

      The Company will pay the costs of this solicitation of proxies for the annual meeting. In addition to using the mails, officers and certain other regular employees of the Company may solicit proxies in person or by telephone, electronic mail or facsimile. The Company may reimburse brokers and others who are record holders of Common Stock and Class B Stock for their reasonable expenses incurred in obtaining voting instructions from the beneficial owners of such stock.

VOTING

      The record date for the determination of stockholders entitled to vote at the meeting is October 22, 2004, at the close of business. Holders as of the record date of outstanding shares of Common Stock and Class B Stock are entitled to vote at the meeting. Holders of Common Stock are entitled to one vote per share and holders of Class B Stock to ten votes per share (on a non-cumulative basis for each director to be elected when voting for the election of directors) and vote together without regard to class (except that any amendment to the Company's Certificate of Incorporation changing the number of authorized shares or adversely affecting the rights of Common Stock or Class B Stock requires the separate approval of the class so affected as well as the approval of both classes voting together). Holders of Class B Stock are entitled to convert any and all of such stock into Common Stock on a share-for-share basis at any time and are subject to mandatory conversion under certain circumstances. As of the record date, 4,051,639 shares of Common Stock and 1,450,342 shares of Class B Stock were outstanding.

ELECTION OF DIRECTORS

      The election of directors requires a plurality of votes cast. Accordingly, only proxies and ballots marked for all nominees listed (including executed proxies not marked with respect to election of directors, which will be voted for all listed nominees), or voting for some, but not all nominees, by specifying that votes be withheld for one or more designated nominees, are counted to determine the total number of votes cast for the various nominees, with the seven nominees receiving the largest number of votes being elected. Abstentions and broker non-votes have no effect on the outcome of the election of directors.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

      The affirmative vote of the majority of the votes present in person or represented by proxy is necessary for the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor. Thus an abstention will effectively be treated as a vote against the ratification while a broker non-vote will have no effect on the outcome.

PRINCIPAL STOCKHOLDERS

      The following table sets forth information, as of September 30, 2004, except as noted below, regarding beneficial ownership of the Company's Common Stock and Class B Stock by each person or group known to the Company to hold more than five percent of either class. See "Security Ownership of Management" for information on beneficial ownership of the Company's Common Stock and Class B Stock by the Company's executive officers and directors as a group.

                                                                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                                                   --------------------------------------------
                                                                                                              PERCENTAGE OF
                                                        NUMBER OF SHARES OF             PERCENTAGE OF        AGGREGATE VOTING
       NAME AND ADDRESS OF                               COMMON STOCK AND                OUTSTANDING          POWER OF COMMON
        BENEFICIAL OWNER                                   CLASS B STOCK               STOCK OF CLASS     STOCK AND CLASS B STOCK
        ----------------                                   -------------               --------------     -----------------------
Richard M. Jaffee(7)(10)(16).......     Common Stock:                --                        --
410 N. Michigan Ave.                    Class B Stock:          324,561 (2) (3) (6)         22.38%                 17.48%
Chicago, IL 60611

Daniel S. Jaffee(7)................     Common Stock:             5,566 (4)                   .14%                   .03%
410 N. Michigan Ave.                    Class B Stock:          236,305 (5) (6)             14.30%                 11.48%
Chicago, IL  60611

Karen Jaffee Cofsky(10)............     Common Stock:               469 (8)                   .01%                    --
410 N. Michigan Ave.                    Class B Stock:          101,917 (9) (6)              6.70%                  5.29%
Chicago, IL  60611

Jaffee Investment .................     Common Stock:                --                        --                     --
Partnership, L.P.(16)                   Class B Stock:        1,000,000 (3)                 68.95%                 53.87%
410 N. Michigan Ave.
Chicago, IL 60611

Heartland Advisors, Inc. ..........     Common Stock:           833,300 (11)                20.70%                  3.94%
789 North Water Street.                 Class B Stock:               --                        --                     --
Milwaukee, WI  53202

T. Rowe Price Assoc., Inc..........     Common Stock:           471,800 (12)                11.72%                  2.57%
100 East Pratt                          Class B Stock:               --                        --                     --
Baltimore, MD 21202

Tweedy, Brown Co. LLC..............     Common Stock:           346,991 (13)                 8.62%                  1.90%
350 Park Avenue                         Class B Stock:               --                        --                     --
New York, NY 10022

Dimensional Fund Advisors, Inc.....     Common Stock            252,750 (14)                 6.28%                  1.38%
1299 Ocean Avenue                       Class B Stock:               --                        --                     --
Santa Monica, CA 90401

Gabelli Asset Management, Inc......     Common Stock:           612,000 (15)                15.07%                  3.30%
One Corporate Center                    Class B Stock:               --                        --                     --
Rye, NY  10580

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the notes below.

(2) Consists of 231,181 shares held in a revocable trust of which Richard M. Jaffee is the grantor and, during his lifetime, the trustee and sole beneficiary and 93,280 shares held in a revocable trust of which Richard
      M. Jaffee's spouse is the grantor and during her lifetime the trustee and sole beneficiary, and 100 shares held in joint tenancy with his spouse.

(3) The Jaffee Investment Partnership, L.P. is managed by its general partners, generally acting by a majority vote. Two of the general partners, Richard M. Jaffee and Shirley H. Jaffee, each have eight votes. Each of the remaining four general partners, Daniel S. Jaffee, Karen Jaffee Cofsky, Susan Jaffee Hardin and Nancy E. Jaffee, all children of Richard M. and Shirley H. Jaffee, have one vote. Richard M. Jaffee, as the managing general partner, might be deemed to have, but disclaims, beneficial ownership of the Partnership's shares, which are not reflected in his share ownership shown in the table.

(4)   Includes 666 shares of Common Stock owned by Daniel S. Jaffee's spouse.

(5) Includes 1,536 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Richard M. Jaffee 1993 Annuity Trust, 1,551 shares of Class B Stock held by Daniel S. Jaffee as trustee of the Shirley H. Jaffee 1993 Annuity Trust, 2 shares of Class B Stock owned by Daniel S. Jaffee's spouse, and 4,500 shares of Class B Stock owned by Daniel S. Jaffee as trustee for his children. Also includes 197,500 and 4,250 shares of Class B Stock, which Daniel S. Jaffee and his spouse, respectively, have the right to acquire within 60 days of September 30, 2004, pursuant to stock options.

(6)   Does not include shares owned by the Jaffee Investment Partnership, L.P.

(7)   Daniel S. Jaffee is Richard M. Jaffee's son.

(8) Consists of 59 shares of Common Stock owned by Mrs. Cofsky and 410 shares of Common Stock owned by Mrs. Cofsky's spouse. Mr. Cofsky has voted his shares consistently with Mrs. Cofsky's voting.

(9) Consists of 22,366 shares of Class B Stock owned by Mrs. Cofsky, 7,500 shares of Class B Stock owned by Mrs. Cofsky as trustee for her children, 301 shares of Class B Stock owned by Mrs. Cofsky's spouse, and 6,750 and 65,000 shares of Class B Stock which Mrs. Cofsky and her spouse, respectively, have the right to acquire within 60 days of September 30, 2004, pursuant to stock options. Mr. Cofsky has voted his shares consistently with Mrs. Cofsky's voting.

(10) Mrs. Cofsky is Richard M. Jaffee's daughter and the spouse of Thomas F. Cofsky, an executive officer of the Company.

(11) Heartland Advisors, Inc. held shared dispositive power over 833,300 shares of Common Stock and shared voting power over 720,000 shares of Common Stock. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2003, which also names an affiliated individual who may be deemed to have beneficial ownership of some or all of these shares.

(12) T. Rowe Price Associates, Inc. ("Price Associates"), held sole dispositive power over 471,800 shares of Common Stock and sole voting power over 470,000 shares of Common Stock. These securities are owned by various individuals and institutional investors, including T. Rowe Price Small Cap Value Fund, for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2003.

(13) Tweedy, Brown Co. LLC held sole dispositive power over 346,991 shares of Common Stock and sole voting power over 346,551 shares of Common Stock. Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2003.

(14) Information is as provided by the holder in its Schedule 13G filed with the Securities and Exchange Commission as of December 31, 2003.

(15) Information is as provided by the holder in its Schedule 13D filed with the Securities and Exchange Commission as of September 20, 2004, which also names an affiliated individual who may be deemed to have beneficial ownership of some or all of these shares.

(16) By virtue of their direct and indirect ownership of shares of the Company's stock, Richard M. Jaffee and the Jaffee Investment Partnership, L.P. may be deemed to be control persons of the Company under the federal securities laws.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table shows the number of shares of Common Stock and Class B Stock of the Company beneficially owned as of September 30, 2004, by the directors, by the executive officers named in the Summary Compensation Table ("Named Officers") and by the directors and executive officers as a group.

                                                                  NUMBER OF SHARES     NUMBER OF SHARES
NAME OF BENEFICIAL OWNER(1)                                      OF COMMON STOCK(2)   OF CLASS B STOCK(2)
---------------------------                                      ------------------   -------------------
Richard M. Jaffee (16).........................................               (3)                (3)
Daniel S. Jaffee...............................................               (3)                (3)
Thomas F. Cofsky (16)..........................................               (4)                (4)
J. Steven Cole.................................................        32,240 (5)(9)              --
Arnold W. Donald...............................................        25,000 (9)                 --
Ronald B. Gordon...............................................        38,200 (9)                 --
Thomas D. Kuczmarski...........................................        26,300 (6)(9)              --
Joseph C. Miller...............................................        27,000 (7)(9)              --
Paul J. Miller.................................................        29,904 (8)(9)              --
Allan H. Selig.................................................        29,000 (9)                 --
Wade R. Bradley................................................        42,506 (10)                --
Eugene W. Kiesel...............................................        67,500 (11)                --
Charles P. Brissman............................................        17,548 (12)                --
All Executive Officers and Directors as a group
      (15 in group)(17)........................................       408,616 (13)            662,783 (14)(15)

(1) Beneficial ownership is defined in applicable Securities and Exchange Commission rules as sole or shared power to vote or to direct the disposition of a security. All beneficial ownership is with sole voting power and sole investment power except as described in the notes below.

(2) Except for Richard M. Jaffee, Daniel S. Jaffee and Thomas F. Cofsky, none of the directors, nominees for election to the Board of Directors, or executive officers, including the Named Officers, own any shares of Class B stock. The number of shares of Common Stock owned beneficially by each of the directors and Named Officers constitutes less than 1.0% of the number of outstanding shares of Common Stock and represents shares having less than 1.0% of the aggregate voting power of the Common Stock and Class B Stock.

(3)   For information regarding the shares owned by Richard M. Jaffee and Daniel
      S. Jaffee, see the table under the heading "Principal Stockholders" and the notes thereto.

(4) For information regarding the shares owned by Thomas F. Cofsky, see the ownership of Mr. Cofsky's spouse, Karen Jaffee Cofsky, in the table under the heading "Principal Stockholders" and the notes thereto.

(5)   Includes 967 shares of Common Stock owned by Mr. Cole's spouse.

(6) Includes 100 shares of Common Stock held by Mr. Kuczmarski as trustee for his child. Mr. Kuczmarski is not standing for re-election.

(7) Includes 2,000 shares of Common Stock held by Joseph C. Miller as trustee for the benefit of his spouse.

(8) Includes 888 shares of Common Stock owned by Paul J. Miller's spouse. Mr. Miller is not standing for re-election.

(9) Includes 25,000 shares of Common Stock which this director has the right to acquire within 60 days of September 30, 2004, pursuant to stock options.

(10) Includes 42,500 shares of Common Stock which Mr. Bradley has the right to acquire within 60 days of September 30, 2004, pursuant to stock options.

(11) Consists of 67,500 shares of Common Stock which Mr. Kiesel has the right to acquire within 60 days of September 30, 2004, pursuant to stock options. Mr. Kiesel has resigned from the Company, effective October 31, 2004.

(12) Includes 7,500 shares of Common Stock which Mr. Brissman has the right to acquire within 60 days of September 30, 2004, pursuant to stock options.

(13) Includes 359,875 shares of Common Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2004, pursuant to stock options (including the shares of Common Stock which may be acquired as described in the notes above and in the notes under the heading "Principal Stockholders"). Also includes 5,000 shares of restricted stock which became non-forfeitable on October 21, 2004.

(14) Includes 273,500 shares of Class B Stock which constitute all such shares that the executive officers and directors of the Company have the right to acquire within 60 days of September 30, 2004, pursuant to stock options (including the shares of Class B Stock which may be acquired as described in the notes under the heading "Principal Stockholders").

(15) Does not include shares owned by the Jaffee Investment Partnership, L.P. For information regarding the shares held by the partnership, see the table under the heading "Principal Stockholders" and the notes thereto.

(16)  Thomas F. Cofsky is Richard M. Jaffee's son-in-law.

(17) Jeffrey M. Libert, who is included in this group as an executive officer, ceased to be an executive officer on October 8, 2004.

CORPORATE GOVERNANCE MATTERS

Board Committee Membership and Meetings

The members of the Board of Directors as of the date of this Proxy Statement, and the Committees of the Board on which they serve, are indicated below.

        NAME                         AUDIT            COMPENSATION          EXECUTIVE
        ----                         -----            ------------          ---------
J. Steven Cole                        X*                   X
Arnold W. Donald                      X
Ronald B. Gordon                                           X
Daniel S. Jaffee                                                                X
Richard M. Jaffee                                                               X*
Thomas D. Kuczmarski
Joseph C. Miller
Paul J. Miller                                             X (1)                X
Allan H. Selig                        X                    X*
Number of Meetings FY 04              5                    3                    0

* Chairperson.

(1) Alternate Member serving on the committee only in the absence of one of the other members.

Mr. Kuczmarski and Mr. Paul J. Miller are not standing for re-election.

      During the fiscal year ended July 31, 2004, the Board of Directors held four meetings. Each director attended all of the meetings of the Board and at least 75% of the aggregate of the total number of meetings of all Board committees on which he sits.

Controlled Company Status

      The Board of Directors has determined that the Company is a "controlled company" within the meaning of the New York Stock Exchange's Corporate Governance Standards. This determination is based on the fact that Class B Stock having more than 50% of the aggregate voting power of the Company's Common Stock and Class B Stock is owned by the Jaffee Investment Partnership, L. P., a Delaware limited partnership of which Richard M. Jaffee, his spouse Shirley H. Jaffee and Daniel S. Jaffee are general partners. The remaining three general partners are all children of Richard M. and Shirley H. Jaffee. Richard M. Jaffee has eight of the 20 total votes of the general partners and his spouse also has eight votes.

      As a controlled company, the Company is entitled to rely on exemptions from the Corporate Governance Standards that would otherwise require the Company
(a) to maintain a board of directors having a majority of independent directors,
(b) to maintain a nominating/corporate governance committee composed entirely of independent directors and (c) to maintain a compensation committee composed entirely of independent directors. The Company has elected to rely on all three of these exemptions.

Director Independence

      The Board has determined that Messrs. Cole, Donald and Selig are independent from the Company's management within the meaning of the Securities and Exchange Commission's rules and the New York Stock Exchange's Corporate Governance Standards. While the Board has not adopted any categorical standards for independence, in making these determinations the Board noted that none of Messrs. Cole, Donald and Selig (a) receives direct compensation from the Company other than director annual retainers and meeting fees, (b) has any relationship with the Company or a third party that would preclude independence under the New York Stock Exchange's Corporate Governance Standards or (c) has any other material relationship with the Company and its management.

      Under the Company's Corporate Governance Guidelines, the chairman of the Audit Committee (currently Mr. Cole) presides at all executive sessions of non-management and independent directors unless otherwise determined by the directors attending any given executive session.

The Audit Committee

      The Audit Committee has the duties and responsibilities set out in the Audit Committee Charter. Those include: selection and appointment of the independent auditor, review of its independence and of other services provided by it, and of the fees and other arrangements regarding its services; review with the independent auditor and management of the scope of the audit, and of significant financial reporting issues and judgments; review with the independent auditor and management of the annual audited financial statements and of the quarterly financial statements and press releases; review with the independent auditor and management of the quality and adequacy of internal controls; and preparation of the report required by the rules of the Securities and Exchange Commission to be included in this Proxy Statement. A copy of the Audit Committee Charter, as revised and approved by the Board of Directors on October 7, 2004, appears as Exhibit A to this Proxy Statement and is available on the Company's website at www.oildri.com.

      The Board of Directors has determined that each member of the Audit Committee meets the independence and experience requirements of the New York Stock Exchange. The Board also has determined that Mr. Cole is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and that he meets the accounting or related financial management expertise standard required by the New York Stock Exchange.

The Compensation Committee

      The Compensation Committee is responsible for review and general oversight of the Company's compensation programs, including all programs in which the Company's executive officers participate. The Compensation Committee is responsible for determining the compensation, including benefits, of the Chief Executive Officer and other executive officers of the Company. The Compensation Committee is also responsible for administration of the Company's stock option plans and granting stock options or restricted stock to employees, including grants to the executive officers of the Company. The members of the Compensation Committee are all disinterested persons within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Paul J. Miller, who served as an alternate member of the Committee and is a partner of Sonnenschein Nath & Rosenthal LLP, special counsel to the Company, did not participate in Committee actions involving grants of stock options or restricted stock to employees subject to Section 16(b) and is not standing for re-election. As allowed by the controlled company exemption from the New York Stock Exchange's Corporate Governance Standards, the Compensation Committee does not have a charter.

Executive Committee

      The Executive Committee has all of the powers and authority of the Board of Directors in the management of the business and affairs of the Company, subject only to any limitations provided for in the Company's Certificate of Incorporation and By-Laws (each as amended from time to time) or imposed by applicable law or New York Stock Exchange Corporate Governance Standards. The Executive Committee does not have a charter. The Executive Committee did not hold any meetings during the past year and historically has only exercised its authority to act on behalf of the Board of Directors in limited circumstances.

Corporate Governance

      The Company has adopted Corporate Governance Guidelines and a Code of Ethics and Business Conduct, which Code applies to all Company employees, officers and directors. The Corporate Governance Guidelines and the Code of Ethics and Business Conduct are available on the Company's website at www.oildri.com. The Company will also provide without charge a copy of either or both documents to any person upon request submitted to Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213, telephone (312) 706-3232.

      As allowed by the controlled company exemption from the New York Stock Exchange Corporate Governance Standards, the Company does not have a nominating/corporate governance committee.

Director Nominations

      The Company does not have a standing nominating committee or other committee of the Board performing a similar function. As a controlled company, and with six of the Company's nine current directors having served on the Board for at least 10 years, the Board believes it is appropriate for the Company not to have a nominating committee. It has been the Company's practice, as now reflected in the Company's Corporate Governance Guidelines, that the Chairman recommends to the entire Board candidates for nomination to the Board. It is the Company's policy not to consider director candidates recommended by stockholders.

Communication with the Board of Directors

      The Company's annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors. It has been the Company's practice, as now reflected in the Company's Corporate Governance Guidelines, that all directors attend in person each annual meeting of the Company's stockholders. All nine directors attended in person the 2003 annual meeting.

      In addition, any stockholder or other interested party may communicate in writing with the Board of Directors, the Audit Committee, the non-management directors, or a particular director by sending a letter addressed to: Board of Directors, Audit Committee, Non-Management Directors, or a particular director at Oil-Dri Corporation of America, c/o Corporate Secretary, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213. Stockholders may also report concerns anonymously in this manner.

Remuneration of Directors

      Each director of the Company who is not also an officer of the Company received an annual retainer of $10,000 and also a fee of $2,000 for each Board and Compensation Committee meeting attended in person and $1,000 for each meeting attended by telephone. Meeting fees for Audit Committee meetings only are $2,500 for each meeting attended in person and $1,500 for each meeting attended by telephone. No fees are paid for attendance at Executive Committee meetings. Richard M. Jaffee, a retired officer of the Company, did not receive an annual retainer or any meeting fees.

      Allan H. Selig received an annual retained of $2,500 for his service as chairman of the Compensation Committee and J. Steven Cole received an additional retainer of $5,000 for his service as chairman of the Audit Committee.

      In addition to their director remuneration, during the fiscal year ended July 31, 2004, Ronald B. Gordon, Thomas D. Kuczmarski and Joseph C. Miller were paid $10,000, $2,500 and $ 22,500, respectively, for consulting services.

      Richard M. Jaffee relinquished an immediate lump sum payment of $300,000 due to him from the Company at his retirement as a full-time employee of the Company on January 31, 2001 and agreed to serve as a consultant to the Company for a period of five years at an annual fee of $185,000. In addition, Mr. Jaffee earns during the consulting period an annuity payable to him as a benefit of $3,810 monthly at the end of the consulting period, with payment at his death of the remaining value of this annuity to his wife, or if she should predecease him, to his designee or estate. The economic benefit to Mr. Jaffee of this agreement to pay an annuity was estimated to be $127,120 for the fiscal year ended July 31, 2004.

      The Company had provided split dollar joint survivorship life insurance policies in the aggregate amount of $10,000,000 on the lives of Richard M. Jaffee and his wife, with payment to be made on the death of the last to survive. The premiums paid by the Company on the policies were charged to an open account established by the Company. No interest accrued on the balance of the open account. No premiums were paid on these policies during the fiscal year ended July 31, 2004. Mr. Jaffee received a payment of $1,245 to cover taxes on the economic benefit of the term life component of the policy that Mr. Jaffee recognized as income in the fiscal year. On December 11, 2003, Mr. Jaffee paid to the Company an amount equal to the aggregate premiums which had been paid by the Company for these life insurance polices and the Company transferred ownership of the policies to a trust established by Mr. Jaffee.

      Under the Oil-Dri Corporation of America Deferred Compensation Plan, the Company's directors are eligible to defer all or a portion of their directors' compensation and consulting fees with a return equal to one percent more than the Company's long term cost of borrowing. Richard M. Jaffee deferred $185,000 of his compensation for consulting into the plan during the fiscal year ended July 31, 2004.

      There are 25,000 shares of Common Stock reserved from treasury shares for future grants under the Oil-Dri Corporation of America Outside Director Stock Plan.

                            1. ELECTION OF DIRECTORS

      The shares represented by each proxy will be voted, if no contrary instruction is indicated in the proxy, to elect as directors the seven nominees named below to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and qualify. Each nominee is currently a director of the Company. If any nominee should be unable or unwilling to serve, which is not now contemplated, the proxy holders may, but will not be bound to, vote for a substitute nominee.

                             NOMINEES FOR DIRECTORS

[PHOTO OF               Richard M. Jaffee   Age 68           Director since 1958
RICHARD M. JAFFEE]      Chairman of the Board of the Company

                        Mr. Jaffee received a degree from the University of Wisconsin School of Business in 1957 and earned his CPA certificate in that same year. He worked briefly for the public accounting firm of Touche Niven et al. After service as an officer in the U.S. Army, he joined the Company in 1958, becoming its president in 1960, a position he held until 1995. He served as Chief Executive Officer of the Company from 1962 until 1997. Mr. Jaffee retired as an employee of the Company in 2001. He has served as Chairman of the Board of the Company since 1962. Mr. Jaffee is a director of Harris Financial Corp., a subsidiary of Bank of Montreal, and a member of the advisory board of Gold Eagle Corporation. He is a trustee, vice chairman and a member of the executive committees of Rush-Presbyterian-St. Luke's Medical Center and the Illinois Institute of Technology. In addition he is a trustee of the Chicago Museum of Science and Industry and the Chicago Historical Society. Mr. Jaffee received an honorary Doctor of Human Letters degree from the Illinois Institute of Technology in 2001.

[PHOTO OF               Daniel S. Jaffee    Age 40           Director since 1992
DANIEL S. JAFFEE]       President and Chief Executive
                        Officer of the Company

                        Mr. Jaffee graduated from Georgetown University in 1986. Mr. Jaffee joined the Company in 1987, after a year with Price Waterhouse. He was a product manager in the Industrial and Agricultural divisions of the Company until 1989. In 1990, he became Chief Financial Officer of the Company, a position he held until 1995. From 1990 to 1995, he held group vice presidential positions in the areas of Canadian and domestic operations, finance, management information systems and consumer products. Mr. Jaffee became President of the Company in 1995, and Chief Executive Officer in 1997. He was Chief Operating Officer from 1995 to 1997. Mr. Jaffee received a master's degree in business administration from the Kellogg Graduate School of Management of Northwestern University in 2004. Mr. Jaffee's civic activities include the Chicago Foundation for Education and the Anti-Cruelty Society of Chicago.

[PHOTO OF               J. Steven Cole      Age 70        Director since 1981
J.STEVEN COLE]          President, Cole and Associates

                        Mr. Cole graduated from the University of Wisconsin in 1957. After serving as an officer in the United States Army, he received a master's degree from the American Graduate School for International Business following graduate studies at the University of Michigan. He began his career at Abbott Laboratories in 1962. Later, he joined G.D. Searle and Company, where he became Vice President of the Asian and Canadian Divisions, a position he held until 1986. In 1986, Mr. Cole joined A.H. Robins Company, where he was a senior vice president responsible for all international operations until 1990. In 1990, he joined SAV-A-LIFE Systems, Inc., a firm selling specialty products to the dental and medical professions, where he served as President until 1994, and then Chairman of the Board until 2000. In 1990, Mr. Cole also became president of Cole and Associates, an international consulting firm. Mr. Cole is also a director of Aculux, Inc. He serves on the board of Beat-The-Streets, an organization providing opportunity and direction to under-privileged youth.

[[PHOTO OF              Arnold W. Donald    Age 49           Director since 1997
ARNOLD W. DONALD]       Chairman, Merisant Company

                        Mr. Donald received a B.A. degree in economics from Carleton College in 1976, earned a B.S. degree in mechanical engineering from Washington University in St. Louis in 1977, and an M.B.A. from the University of Chicago Graduate School of Business in 1980. Mr. Donald joined Monsanto Company in 1977, and became President of Monsanto's Agricultural Group in 1995. In 1998, he was named Corporate Senior Vice President and in 1999, he also assumed the position of President, Nutrition and Consumer Sector. He served in these positions until 2000, when he became Chairman and Chief Executive Officer of Merisant Company, whose products include tabletop sweeteners. He served as CEO of Merisant until July, 2003. Mr. Donald serves on the non-profit boards of Carleton College, Washington University, Dillard University, Barnes-Jewish Hospital, Opera Theatre of St. Louis, St. Louis Art Museum, and the St. Louis Science Center. Mr. Donald also serves as a director of Carnival Corporation, The Scotts Company, Crown Cork & Seal Company, Russell Corporation and The Laclede Group. In 1998, Mr. Donald was appointed by the President to serve on the President's Export Council for international trade; he was reappointed to a second term in February 2003.

[PHOTO OF               Ronald B. Gordon    Age 61           Director since 1995
RONALD B. GORDON        President and Chief Operating
                        Officer, Nice-Pak Products, Inc.

                        Mr. Gordon graduated from the University of Pennsylvania in 1964 and received a master's degree from Columbia University in 1966. Mr. Gordon worked in brand management and advertising management for Procter & Gamble from 1966 to 1983. In 1983, Mr. Gordon joined International Playtex, Inc. as Vice President and General Manager of Playtex Family Products, U.S. He became Senior Vice President and General Manager of U.S. and Canadian Playtex Family Products in 1985 and held that position through 1987. Mr. Gordon was Executive Vice President of the Playtex Family Products Corporation from 1988 through 1989. During 1990, Mr. Gordon was an independent executive consultant. Mr. Gordon joined Goody Products, Inc. in 1991, as President and Chief Operating Officer and held that position until 1994. Mr. Gordon founded Gordon Investment Group, a company which finances and oversees start-up businesses, in 1994. Mr. Gordon served as Chief Executive Officer of North American operations for Beiersdorf, Inc., from 1997 through 2001. In 2002, Mr. Gordon joined Nice-Pak Products, Inc., as its President and Chief Operating Officer. He serves as a director of La Dove, Inc. and the Cosmetic, Toiletry and Fragrance Association.

[PHOTO OF               Joseph C. Miller    Age 62           Director since 1989
JOSEPH C. MILLER        Vice Chairman of the Board of the
                        Company Independent Consultant

                        Mr. Miller graduated from the West Virginia University School of Business in 1964. After serving as an officer in the United States Army, he joined Republic Steel Corporation in 1966. Mr. Miller served as president of Lowes, Inc., Inland Distributing and Whiteford Transportation Systems. He joined the Company in 1989 as Vice President of Corporate Planning and Marketing. He served as Group Vice President for Sales, Marketing and Distribution from 1990 to 1993. Mr. Miller was Senior Vice President for the Consumer, Industrial & Environmental and Transportation Groups of the Company from 1993 to 1995. He became Vice Chairman of the Board in 1995. Mr. Miller served as an employee of the Company until 2000, when he became an independent consultant specializing in strategic planning. Mr. Miller is a director of Prandium, Inc., Statewide Aluminum and Powell Klienschmid. He is a trustee of St. Joseph Regional Medical Center.

[PHOTO OF               Allan H. Selig      Age 70           Director since 1969
ALLEN H. SELIG]         Commissioner of Major League Baseball
                        President and Chairman of the Board, Selig Lease Company

                        Mr. Selig received a bachelor's degree from the University of Wisconsin in 1956. After two years in the United States Army, Mr. Selig joined Selig Ford, Inc. He served as president of Selig Ford (which became Selig Chevrolet in 1982) from 1959 until 1990. Since 1970 he has served as Chairman of the Board and President of Selig Lease Company. Mr. Selig became President and Chief Executive Officer of the Milwaukee Brewers Baseball Club, Inc. in 1970 and served in that capacity until 1998 when he was elected to the position of Commissioner of Major League Baseball. He also served as Chairman of the Executive Council of Major League Baseball from 1992 to 1998. Mr. Selig is a director of the Green Bay Packers and Marcus Corporation. In addition, he is a director of the Greater Milwaukee Committee and the Milwaukee Club and a trustee of the Boys and Girls Clubs of Greater Milwaukee. He is a founder and vice chairman of Athletes for Youth and co-founder of the Child Abuse Prevention Fund.

                             EXECUTIVE COMPENSATION

      The following table shows, for the fiscal years ended July 31, 2004, 2003 and 2002, the compensation of the chief executive officer and the four other most highly compensated executive officers of the Company serving as such at July 31, 2004.

                           SUMMARY COMPENSATION TABLE


                                                                                      LONG TERM
                                                                                  COMPENSATION (2)
                                         ANNUAL COMPENSATION (1)                  -----------------
                                         -----------------------               RESTRICTED
      NAME AND               FISCAL                          OTHER ANNUAL          STOCK       OPTION        ALL OTHER
 PRINCIPAL POSITION           YEAR     SALARY       BONUS    COMPENSATION         AWARDS       AWARDS      COMPENSATION
 ------------------           ----     ------       -----    ------------         ------       ------      ------------
Daniel S. Jaffee...........   2004   $ 300,000   $ 190,500            --             --         12,500      $     8,090 (3)
President and Chief           2003     285,000     178,125        53,848             --             --            6,310
Executive Officer             2002     275,000     110,000        55,890             --         30,000           48,635

Thomas F. Cofsky...........   2004   $ 172,000   $  87,372            --             --          5,000      $     4,799 (4)
Vice President of             2003     165,867      68,420            --             --             --            3,596
Manufacturing and             2002     160,000      52,800            --             --         20,000            2,900
Logistics

Wade R. Bradley............   2004   $ 156,300   $  79,392            --             --          5,000      $     4,495 (5)
Vice President,               2003     147,700      55,388            --             --         10,000            3,363
Consumer Products Group       2002     140,000      42,050            --             --         20,000            2,800

Eugene W. Kiesel(6)........   2004   $ 163,600   $  62,325            --             --             --      $     6,857 (4)
Vice President,               2003     158,500      59,438            --             --             --            3,790
Specialty Products Group      2002     153,000      45,900            --             --         20,000            2,830

Charles P. Brissman(7).....   2004   $ 147,500   $  56,197            --             --         10,000      $     3,211 (5)
Vice President                2003     110,000      41,192            --          5,000         30,000            1,867
General Counsel, Secretary

(1) Amounts shown include cash compensation earned during the year covered, whether received or deferred at the election of the officer, including amounts earned but deferred at the election of the officer pursuant to the Oil-Dri Corporation of America Deferred Compensation Plan. In the fiscal year ended July 31, 2004, $44,583, $35,833, and $5,094 were deferred by Daniel S. Jaffee, Thomas F. Cofsky, and Eugene W. Kiesel, respectively, under the provisions of the Plan. Earnings on deferred compensation under the Plan is described under the heading "Remuneration of Directors."

(2) No stock appreciation rights or other long-term incentive plan payouts, other than options and restricted stock, were granted to or earned by the executive officers named in this table in any fiscal year covered by the table.

(3) Consists of payment by the Company of $6,482 on behalf of Mr. Jaffee to a defined contribution plan and $1,608 that Mr. Jaffee earned in excess of 120% of the applicable federal rate on his balance in the deferred compensation plan.

(4) Includes $1,146 and $2,225 which Thomas F. Cofsky and Eugene W. Kiesel earned, respectively, in excess of 120% of the applicable federal rate on their balances in the deferred compensation plan during the fiscal year ended July 31, 2004. Also, includes payments by the Company of $3,653 and $4,632 on behalf of Mr. Cofsky and Mr. Kiesel, respectively, to a defined contribution plan.

(5) Payment by the Company on behalf of this executive officer to a defined contribution plan.

(6)   Mr. Kiesel has resigned from the Company, effective October 31, 2004.

(7)   Mr. Brissman joined the Company on October 21, 2002.

STOCK OPTIONS

      Shown in the tables below is information with respect to (i) options to purchase the Company's Stock (as defined below in note 2) granted in the fiscal year ended July 31, 2004 to the Named Officers, (ii) exercises of options to purchase the Company's Stock during the 2004 fiscal year and the value realized from those exercises and (iii) unexercised options to purchase the Company's Common Stock or Stock as defined in note 2 which were held as of July 31, 2004 by the Named Officers.

                             2004 OPTION GRANTS (1)

                                                                                                         POTENTIAL REALIZED
                                                                                                          VALUE AT ASSUMED
                                NUMBER OF        % OF TOTAL                                                ANNUAL RATES OF
                                 SHARES            OPTIONS                                                APPRECIATION FOR
                               UNDERLYING          GRANTED                                                 OPTION TERM (4)
                                OPTIONS         TO EMPLOYEES      EXERCISE         EXPIRATION            ------------------
         NAME                GRANTED (2)(3)    IN FISCAL YEAR    PRICE ($)           DATE              5% ($)          10% ($)
         ----                --------------    --------------    ---------           ----              ------          -------
Daniel S. Jaffee..........       12,500            6.38%          $11.79           9/23/2013           $92,683        $234,878
Thomas F. Cofsky..........        5,000            2.55%           11.79           9/23/2013            37,073          93,951
Eugene W. Kiesel..........           --              --               --                  --                --              --
Wade R. Bradley...........        5,000            2.55%           11.79           9/23/2013            37,073          93,951
Charles P. Brissman.......       10,000            5.10%           11.79           9/23/2013            74,147         187,902

(1) No stock appreciation rights were granted in the fiscal year covered by this table.

(2) All options to purchase the Company's Stock granted in the fiscal year ended July 31, 2004 were issued under the terms of the Oil-Dri Corporation of America 1995 Long-Term Incentive Plan. "Stock" as defined in the plan means Class A Common Stock, except that if no Class A Common Stock is issued and publicly traded on any securities market when options are exercised, the shares awarded would be Common Stock and, with respect to any award made in Class B Stock to a member of the Jaffee family who is an employee of the Company or one of its subsidiaries that is more than 50% owned by the Company, Class B Stock. As of the date of this Proxy Statement, no shares of Class A Common Stock had been issued.

(3) The Company's option plans are administered by the Compensation Committee of the Board of Directors. All options granted in the fiscal year ended July 31, 2004 have an exercise price equal to the fair market value on the date of grant. Twenty-five percent of the options will vest on the second anniversary of the grant; and an additional 25% will vest on the third, fourth and fifth anniversaries of the grant. The Company granted options to purchase an aggregate of 196,000 shares of Stock to employees in fiscal 2004.

(4) Potential gains are net of exercise price, but before any taxes that may be associated with exercise. These amounts represent certain assumed rates of appreciation only, based on the Securities and Exchange Commission's rules. Actual gains, if any, on stock option exercises are dependent on the future performance of the Stock, overall market conditions, and the option holder's continued employment through the term of the option. The amounts reflected in this table may not necessarily be achieved.

           FISCAL YEAR OPTION EXPENSES AND FISCAL YEAR-END VALUE TABLE

                                                                                               VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED                        IN-THE-MONEY
                                                   OPTIONS AT FISCAL YEAR-END          OPTIONS AT FISCAL YEAR-END ($) (2)
                                                   --------------------------          ----------------------------------
                          SHARES
                          ACQUIRED      VALUE
   NAME (1)             ON EXERCISE    REALIZED      EXERCISABLE     UNEXERCISABLE     EXERCISABLE          UNEXERCISABLE
   --------             -----------    --------      -----------     -------------     -----------          -------------
Daniel S. Jaffee                  --         --          37,500             0 (3)        $        0              $      0
                               5,000   $ 29,775         197,500        27,500 (4)        $1,091,650              $211,100

Thomas F. Cofsky                  --         --           7,500             0 (3)        $        0              $      0
                               2,500   $ 15,000          62,500        20,000 (4)        $  367,094              $149,381

Wade R. Bradley               10,000   $104,720          37,500        37,500 (4)        $  217,094              $264,181

Eugene W. Kiesel (5)              --         --          63,750        16,250 (4)        $  361,097              $128,666

Charles P. Brissman               --         --              --        40,000 (4)                --              $316,900

(1) No stock appreciation rights were exercised in the fiscal year covered by this table or outstanding at July 31, 2004.

(2) The closing price of a share of Common Stock on July 29, 2004 was $16.39. There was no activity in Oil-Dri Corporation of America stock on July 30, 2004, the last business day of the fiscal year.

(3) Options to purchase shares of Common Stock of the Company. These options expired unexercised in August 2004.

(4) Options to purchase shares of Stock as defined by the terms of the 1995 Long-Term Incentive Plan; see note 2 under the preceding table "2004 Option Grants." The options granted to and exercised by Daniel S. Jaffee and Thomas F. Cofsky relate to Class B Stock.

(5)   Mr. Kiesel has resigned from the Company, effective October 31, 2004.

PENSION PLANS

      The Company's pension plan covering salaried employees is a non-contributory, qualified, defined benefit plan. The plan provides for pensions based on credited years of service and cash compensation (excluding compensation paid under the Company's incentive bonus plan) during the highest paid consecutive five years during the last ten years of employment. The following table presents estimated annual retirement benefits payable under the pension plan and a supplemental executive retirement plan upon normal retirement at age 65 and is computed on the basis of a five-year certain and life annuity. The benefits listed are not subject to a deduction for social security or other offset amounts.

                                        ESTIMATED ANNUAL BENEFITS AT YEARS OF SERVICE INDICATED
HIGHEST CONSECUTIVE 5-YEAR              -------------------------------------------------------
   AVERAGE COMPENSATION       15 YRS       20 YRS      25 YRS       30 YRS          35 YRS              40 YRS
   --------------------       ------       ------      ------       ------          ------              ------
       $125,000              $16,800      $22,400     $28,000     $33,600          $33,600             $33,600
        150,000               20,900       27,900      34,900      41,900           41,900              41,900
        175,000               25,100       33,400      41,800      50,100           50,100              50,100
        200,000               29,200       38,900      48,600      58,400           58,400              58,400
        225,000               33,300       44,400      55,500      66,600           66,600              66,600
        250,000               37,400       49,900      62,400      74,900           74,900              74,900
        300,000               45,700       60,900      76,100      91,400           91,400              91,400

      The Named Officers are participants in the Company's pension plan and had compensation as defined in the pension plan for the fiscal year ended July 31, 2004 and number of years of service as of August 1, 2004 under the pension plan as follows: Daniel S. Jaffee, $280,417, 16 years; Thomas F. Cofsky, $156,158, 17 years; Eugene W. Kiesel, $158,489, 6 years; Wade R. Bradley, $156,283, 14 years; Charles P. Brissman, $147,500, 1 year. Daniel S. Jaffee is currently limited to $200,000 under the Company's plan because of applicable Internal Revenue Code limitations which became effective for the Company's pension plan on August 1, 1994.

      The Company has established a supplemental executive retirement plan to provide retired participants in the Company's pension plan with the amount of benefits that would have been provided under the pension plan but for the limitations on benefits and/or the limitation on compensation for purposes of calculating benefits imposed by the Internal Revenue Code. All pension plan participants whose benefits are affected by those limitations will be participants in the supplemental executive retirement plan. Daniel S. Jaffee is currently the only participant.

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors oversees the Company's cash and stock based compensation programs. The Compensation Committee reviews and approves compensation for the executive officers and other senior management employees and sets compensation for the Chief Executive Officer. The Compensation Committee also reviews and oversees the Company's compensation program for all salaried employees.

COMPENSATION POLICY

      The Company's compensation policy is to provide its executive officers and other salaried employees with compensation opportunities which:

      -     Are competitive with comparable size companies;

      - Align compensation with overall Company performance by including annual incentive opportunities based on Company performance or other pre-determined performance goals and employees' level of responsibility;

      - Align management actions with stockholder interests by periodic awards of stock options and restricted stock to key officers and employees.

      When comparing the Company's executive compensation with other companies, the Company refers to salary surveys prepared and published by several large consulting firms. The companies represented in the surveys participate on a voluntary basis and are not the same group as that included in the Peer Group on the Performance Graph which is included later in this Proxy Statement. On occasion the Company also uses the services of outside consultants. Using these sources, the Company sets its compensation policy to reflect the median of the marketplace.

      At present compensation levels, and given the performance based nature of the Company's stock option plan, limitations on federal income tax deductibility of a top officer's compensation in excess of $1,000,000 have no impact. In general, the Company favors the preservation of tax deductibility, but reserves the right to reconsider this position.

COMPENSATION COMPONENTS

      Cash compensation for non-sales employees, including the executive officers, has two components, base salary and annual incentive bonus. Sales employees generally have a third compensation component, bonus related to sales objectives. The Company has a number of salary grades reflecting differing levels of responsibility. For each salary grade, a minimum and maximum base salary range is established as well as a percentage of compensation which serves as an incentive opportunity. The Company reviews with the Compensation Committee the prior year's actual salaries for the various base salary ranges, and reviews the base salary ranges for the coming year.

      ANNUAL BASE SALARY: The Company annually reviews with the Compensation Committee any proposed salary increases for executive officers and other senior managers. Any increases are generally based upon changes in base salary range, the individual's performance during the previous year, and any significant change in responsibilities for the upcoming year.

      ANNUAL INCENTIVE COMPENSATION: The Company's incentive bonus plan provides an opportunity for all salaried employees (including the executive officers) to earn a performance related cash bonus. The annual incentive plan is designed to involve communication to employees of expectations for Company performance, thus linking Company performance and total annual pay. It provides for broad based participation, so that each salaried employee recognizes that he or she can contribute to the Company's success.

      The incentive plan provides for a target bonus equal to a percentage of the individual's annual base salary. This percentage is determined by salary grade which reflects the level of responsibility and expected contribution of the employee's position to the Company's financial results. For employees in the higher salary grades (including the executive officers) a larger proportion of their total pay package takes the form of incentive compensation than is the case for employees in the lower salary grades.

      At the beginning of each fiscal year, the Compensation Committee reviews management's proposal for the targets which will determine payment of the incentive bonus for that year and makes the final determination as to those targets. For fiscal 2004, the performance target used in determining the payment of incentive bonus was corporate pre-tax income in a pre-approved amount with a requirement for attainment of certain minimums, including meeting all debt covenants, before any bonus could be paid. The Company has determined that at the present time corporate pre-tax income is the preferred performance target as it unites all salaried employees to work together to improve the Company's performance. Corporate pre-tax income has been the sole measure used under the incentive plan since fiscal 2001. In determining the numerical goal to be achieved in pre-tax income, the Compensation Committee seeks to establish a goal which is attainable but only with sustained effort by the employees.

      If the Company meets its performance target, the full target bonus is paid to each salaried employee. If the Company fails to meet its target but meets certain performance and other minimums, a bonus of less than 100% of target bonus is paid. If the Company exceeds its target, bonuses above 100% of target are paid; however, no employee can receive a bonus greater than 200% of target.

      In fiscal 2004, the Company exceeded its target for pre-tax income under the incentive bonus plan, resulting in bonus payments above 100% of target for exempt employees. Non-exempt employees receive a 100% bonus whenever the Company meets its minimum performance target and any bonus is paid under the plan.

      For fiscal 2005, the Company recommended, and the Compensation Committee approved, that the incentive bonus be based solely on a corporate pre-tax income target considerably higher than the previous year's target, with a requirement for attainment of certain minimums, including meeting all debt covenants, before any incentive bonus could be paid.

      STOCK OPTIONS The Compensation Committee awards grants of stock options and restricted stock to Oil-Dri employees, including grants to executive officers, after reviewing management's recommendations. These grants serve to align the interest of the executive officers and other key employees with that of the stockholders by giving employees an ownership mentality and the resulting focus on long-term stockholder value creation. In addition, at the recommendation of the Compensation Committee, the Chief Executive Officer, as a director of the Company, was authorized by the Board of Directors at its March 2004 meeting to award grants for a limited number of shares of stock to newly hired employees, as a way to attract key employees. The Chief Executive Officer does not have authority to grant stock options to executive officers.

      During fiscal 2004, the Compensation Committee made stock option grants, including grants to executive officers, under the Company's 1995 Long-Term Incentive Plan. In determining these grants, the Compensation Committee considered the grantee's level of responsibility, the performance of the grantee in the previous year, the number of stock options previously granted to the grantee, and the importance of the grantee's ongoing long-term investment in stockholder value creation. The vesting period for the options granted was five years with 25% of the shares becoming exercisable on the second anniversary of the grant date and an additional 25% on the third, fourth and fifth anniversaries.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

      The Chairman of the Board recommends and the Compensation Committee determines the compensation of the Chief Executive Officer following the general policies and guidelines described above for the compensation of executive officers.

      At its September 2003 meeting, the Compensation Committee reviewed and set fiscal 2004 compensation for the President and Chief Executive Officer, Daniel
S. Jaffee, at a salary of $300,000 (effective August 1, 2003) and continued his incentive bonus plan opportunity at 50% of base salary if a 100% bonus is paid under the incentive plan. Under the terms of the incentive plan the maximum incentive bonus which Mr. Jaffee could receive would be 100% of base salary. The actual incentive bonus paid to Mr. Jaffee for fiscal 2004 was $190,500. In addition, Mr. Jaffee received a grant of stock options to purchase 12,500 shares of the Company's Class B Stock at an exercise price of $11.79 per share. In setting Mr. Jaffee's compensation, the Compensation Committee considered his performance and achievements as President and Chief Executive Officer during fiscal 2003, which included his leadership in increasing the Company's sales by 7% over the previous fiscal year and pre-tax income (after adjustment for extraordinary items) by 500% while generating cash and reducing long-term debt. The Compensation Committee also considered that under Mr. Jaffee's leadership the Company was well positioned to continue positive growth in fiscal 2004.

      At its September 2004 meeting, the Committee determined that Mr. Jaffee's compensation for fiscal 2005 should be set at $325,000, with continued participation in the incentive bonus plan at the same level as the prior fiscal year. In determining this salary increase the Committee considered Mr. Jaffee's performance and achievements as President and Chief Executive Officer including the Company's continued growth in sales and income and its reduction in net debt, particularly in fiscal 2004 but also in the three previous years. The Committee also noted the specific changes and improvements implemented under Mr. Jaffee's leadership which led to the Company's strong performance in fiscal 2004.

                        COMPENSATION COMMITTEE

                        Allan H. Selig, Chairman
                        J. Steven Cole
                        Ronald B. Gordon
                        Paul Miller *

                        -------------
                        *Mr. Miller served as an alternate member of the Compensation Committee, serving on the committee only in the absence of one of the other members, but as such, did not participate in 1995 Long-Term Incentive Plan actions involving directors, executive officers or 10% stockholders.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Mr. Paul J. Miller, a director of the Company and an alternate member of the Compensation Committee, is a partner of Sonnenschein Nath & Rosenthal LLP, special counsel to the Company. Mr. Miller did not participate in Compensation Committee actions involving grants of stock options or restricted stock to employees subject to Section 16(b) of the Securities Exchange Act of 1934 and he is not standing for re-election.

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Audit Committee consists of directors J. Steven Cole (Chairman), Arnold W. Donald and Allan H. Selig. Each member meets the independence standards presently prescribed by the Securities and Exchange Commission and the New York Stock Exchange. The Board has also determined that Mr. Cole is an "audit committee financial expert" within the meaning of the rules of the Securities and Exchange Commission and that he meets the accounting or related financial management expertise standard presently required by the New York Stock Exchange.

      The Company's management is primarily responsible for the Company's financial statements and reporting process, including its system of internal controls. The Company's independent auditor is responsible for auditing the Company's consolidated financial statements and for issuing a report on those statements. The Audit Committee oversees the financial reporting process on behalf of the Board.

      The Audit Committee met five times during the fiscal year ended July 31, 2004. In three of those meetings, it reviewed the fiscal 2004 quarterly financial statements and related news releases with management and with Pricewaterhouse Coopers LLP, the Company's independent auditor. At these meetings, the Audit Committee also reviewed the specific disclosures to be included under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q.

      At its meeting on September 22, 2004, the Audit Committee discussed the audited financial statements for fiscal year ended July 31, 2004 and any related major accounting and auditing issues with management, including the Company's chief financial officer, and with the Company's independent auditor. In those discussions, the Audit Committee reviewed with the independent auditor, to the extent applicable, the matters required to be discussed by Statement of Auditing Standards Nos. 61 and 90 (Required Communications with Audit Committees) and relevant new Financial Accounting Standards affecting the audited financial statements. The Audit Committee also reviewed and discussed with the independent auditor its independence from the Company, including the effect of non-audit services it performed. The Audit Committee received from the independent auditor the written statement required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The independent auditor advised the Audit Committee that its audit included procedures designed to provide reasonable assurance for detection of illegal acts that would have a direct and material effect on the determination of financial statement amounts and procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure in those statements. The Audit Committee also received a report on pending litigation and other legal matters from the Company's general counsel. The Audit Committee also discussed with management and the independent auditor their comments on the Company's internal controls and compliance with those controls. It met separately with the independent auditor and then separately with management, including the Company's chief financial officer, to discuss their respective views of the conduct of the audit and of any problems encountered. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2004 be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004. The Audit Committee also appointed PricewaterhouseCoopers LLP as the Company's independent auditor for the fiscal year ending July 31, 2005 and resolved that the appointment be presented to the Company's stockholders for ratification at the 2004 annual meeting. The Audit Committee reviewed and discussed a draft of the Company's proposed news release announcing its fiscal 2004 results, and reviewed a draft of the Company's Annual Report on Form 10-K (including the specific disclosures to be included under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in that report), copies of which had previously been furnished to the Audit Committee.

      At its September 22, 2004 meeting, the Audit Committee also reviewed and approved revisions to the Audit Committee Charter and recommended those revisions to the Board of Directors. At its October 7, 2004 regular meeting, the Board approved the Audit Committee's recommended revisions. A copy of the Audit Committee Charter, as revised, appears as Exhibit A to this Proxy Statement.

                                     AUDIT COMMITTEE

                                     J. Steven Cole, Chairman
                                     Arnold W. Donald
                                     Allan H. Selig

                                  AUDITOR FEES

AUDIT FEES

      The aggregate fees, including expenses reimbursed, billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal years ended July 31, 2004 and 2003, respectively, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for those fiscal years are shown below.

      The aggregate fees for professional services by PricewaterhouseCoopers LLP in the fiscal years ended July 31, 2004 and 2003, respectively, were:

  TYPE OF FEES           2004         2003
  ------------           ----         -----
Audit Fees             $256,075      $247,100

Audit-related fees            -        15,000

Tax fees                307,000       200,780

All other fees                -             -
                       --------      --------
TOTAL                  $563,075      $462,880
                       --------      --------

PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

      No services will be provided to the Company that are specifically prohibited by the Sarbanes-Oxley Act of 2002. Permitted services will be pre-approved by the Audit Committee of the Board of Directors.
PricewaterhouseCoopers LLP did not render any services relating to financial information systems design and implementation for the fiscal year ended July 31, 2004.

              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

      The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent auditor for the year ending July 31, 2005, and has further directed that management submit the selection of the independent auditor for ratification by the stockholders at the annual meeting. PricewaterhouseCoopers LLP audited the Company's financial statements for the fiscal year ended July 31, 2004. A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent auditor is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of responsible corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

      The affirmative vote of the holders of a majority of the votes present in person or represented by proxy at the annual meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      The Board of Directors recommends a vote "FOR" Proposal 2 to ratify the selection of PricewaterhouseCoopers LLP.

                                PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly cumulative total stockholders' return on the Company's Common Stock against the yearly cumulative total return of the Russell 2000 and the Russell 2000 Materials and Processing Economic Sector Index (Peer Group). The graph assumes that the value of the investment in the Company's Common Stock, the Russell 2000 Index and the Russell 2000 Materials and Processing Economic Sector Index was $100 on July 31, 1999 and that all dividends were reinvested.

                       COMPARATIVE FIVE-YEAR TOTAL RETURNS
     OIL-DRI CORPORATION OF AMERICA, RUSSELL 2000, RUSSELL 2000 - MATERIALS
                                  & PROCESSING
                     (Performance results through 7/31/2004)

                          [PERFORMANCE GRAPH]

                                      1999        2000       2001      2002       2003       2004
                                      ----        ----       ----      ----       ----       ----
ODC                                  $100.00    $ 50.86    $ 53.18    $ 52.21    $ 86.75    $121.69

RUSSELL 2000 INDEX                   $100.00    $113.77    $111.82    $ 91.74    $112.93    $132.20

RUSSELL 2000-MATERIALS & PROCESSING  $100.00    $ 91.51    $ 99.48    $ 94.13    $100.25    $134.36

OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

      This Proxy Statement does not include information regarding executive officers called for by Item 401(b) of Regulation S-K because such information is furnished in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2004, and such information is incorporated herein by reference thereto. The Company's Annual Report on Form 10-K was filed with the Securities and Exchange Commission on October 28, 2004. A COPY OF THE COMPANY'S 2004 ANNUAL REPORT ON FORM 10-K IS BEING SENT TO EACH STOCKHOLDER ALONG WITH THIS PROXY STATEMENT.

STOCKHOLDER PROPOSALS

      Stockholder proposals for inclusion in proxy material for the 2005 Annual Meeting of Stockholders should be addressed to the Investor Relations, Oil-Dri Corporation of America, 410 North Michigan Avenue, Suite 400, Chicago, Illinois 60611-4213, and must be received by July 5, 2005. In the case of other stockholder proposals of which the Company receives notice by September 14, 2005, generally the Company may exercise discretionary authority as to proposals covered by the notice if the Company includes in its proxy statement for the annual meeting advice on the nature of the proposal and how the Company intends to exercise its discretion. In the case of other stockholder proposals not included in the Company's proxy material, the Company may generally exercise discretionary voting authority, conferred by proxies, at its 2005 annual meeting with respect to any such proposal that is not timely submitted (i.e., of which the Company did not have notice by September 14, 2005).

STOCKHOLDERS WITH MULTIPLE ACCOUNTS

      If your household received more than one copy of the Company's Annual Report on Form 10-K and Proxy Statement, and you wish to reduce the number you receive, the Company will discontinue the mailing of stockholder information statements on accounts you select. Check the box "Stop Multiple Mailings" on the enclosed proxy card, for all but one of your stockholder accounts. By checking this box, you are consenting to the mailing of proxy statements, annual reports and other stockholder information only to the one account in your household for which the box was not checked. The Company will continue to separately mail a proxy card for each registered stockholder account.

      You may revoke your consent at any time by calling 312-360-5257, or writing to Computershare Investor Services, Attn: Proxy Unit, P.O. Box 1878, Chicago, Illinois 60690-1878. If you revoke your consent, the Company will begin sending you individual copies of these documents within 30 days after receipt of your revocation notice.

                                3. OTHER MATTERS

      At this time, the Board of Directors is not aware of any matters not referred to herein which might be presented for action at the meeting; however, if any other business should come before the meeting, votes may be cast in respect to such matters in accordance with the best judgment of the person or persons acting under the proxies.

                                        By Order of the Board of Directors,

                                        /s/ Richard M. Jaffee
                                        RICHARD M. JAFFEE
                                        Chairman of the Board

Chicago, Illinois
November 1, 2004

EXHIBIT A
                                                      As Adopted October 7, 2004

                         OIL-DRI CORPORATION OF AMERICA
                             AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee is appointed by the Board of Directors (the "Board") of Oil-Dri Corporation of America to assist the Board in monitoring (1) the accounting and financial reporting processes underlying, and the integrity of, the financial statements of Oil-Dri Corporation of America and its subsidiaries (collectively, "Oil-Dri" or the "Company"), (2) the compliance by Oil-Dri with legal and regulatory requirements and Oil-Dri policies, (3) the qualifications and independence of Oil-Dri's independent auditor and (4) the performance of Oil-Dri's internal audit function and independent auditor.

ORGANIZATION

The Audit Committee shall be comprised of three members of the Board. The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the New York Stock Exchange. The members and the Chairman of the Audit Committee shall be appointed by the Board. The Audit Committee shall meet when called by the Chairman, but at least four times a year.

DUTIES AND RESPONSIBILITIES

While the Audit Committee has the responsibilities and powers set forth in this Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Oil-Dri's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations (unless otherwise authorized to do so by the Board), to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and Oil-Dri's policies.

The Board and Audit Committee have the ultimate authority and responsibility to select, appoint, evaluate and, where appropriate, replace the independent auditor. The Board and the Audit Committee may nominate the independent auditor for stockholder approval, or may submit their appointment of the independent auditor for stockholder ratification, in any proxy statement. The independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of Oil-Dri's stockholders.

To fulfill its duties and responsibilities, the Audit Committee shall:

General Responsibilities

      - Make regular reports to the Board with such recommendations as the Audit Committee may deem appropriate.

      - Prepare the report required by the rules of the Securities and Exchange Commission to be included in Oil-Dri's annual proxy statement.

      - Review and reassess the adequacy of this Charter at least annually and recommend any desired changes to the Board for approval.

      - Meet at least quarterly with the Chief Financial Officer, the Principal Accounting Officer, representatives of Oil-Dri's internal audit function and the independent auditor, and periodically with each in separate executive sessions.

      - Assist the Board in satisfying its responsibilities to the stockholders with respect to matters relating to Oil-Dri's accounting, financial reporting, internal audit function, independent auditor, legal compliance and internal control over financial reporting.

      -     Annually evaluate its own performance.

Internal Control Over Financial Reporting

      - Review with management and the independent auditor the quality and adequacy of the Company's internal control over financial reporting, and report the results of the review to the Board.

      - Review, and advise the Board with respect to, Oil-Dri's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Ethics and Business Conduct.

Financial Reporting Process

      - Meet to review the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

      - Review with management and the independent auditor any major issues regarding accounting and auditing principles and practices and any audit problems or difficulties.

      - Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of Oil-Dri's financial statements.

      - Discuss with management and the independent auditor Oil-Dri's earnings press releases prior to release, as well as financial information and earnings guidance provided to analysts and ratings agencies.

      - Discuss with management and the independent auditor Oil-Dri's risk assessment and risk management policies, as well as Oil-Dri's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      - Review major changes to Oil-Dri's accounting principles and practices as suggested by the independent auditor, internal audit function or management.

Review of Process for Company Compliance with Laws, Regulations and Policies

      - Review with Oil-Dri's General Counsel, at least quarterly, legal matters that may have a material impact on the financial statements, Oil-Dri's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      - Receive from the Company's Chief Executive Officer and Chief Financial Officer the quarterly certifications of financial statements and their certification of their report on their evaluation of internal control over financial reporting.

      - Establish procedures by which the Audit Committee can receive confidentially and address complaints regarding accounting, internal control over financial reporting or auditing issues.

      - Review with management and the independent auditor any correspondence with regulators or governmental agencies, any employee complaint, or any published report, that raises any material issue regarding the Company's financial statements or accounting policies.

Independent Auditor

      - Appoint the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

      - Review the experience and qualifications of the senior members of the independent auditor team, the quality control procedures of the independent auditor, and material claims, litigation, governmental or administrative proceedings involving the independent auditor.

      - Review the appointment and replacement of the senior auditing executives.

      - Set clear policies for Oil-Dri's hiring of employees or former employees of the independent auditor.

      - Approve the fees to be paid to the independent auditor for audit services.

      - Approve, specifically and in advance or pursuant to written pre-approval policies and procedures established by the Audit Committee, all auditing and (except as exempted by law or regulation), any non-auditing service, including tax services, for which the independent auditor or other registered public accounting firm is engaged.

      - Obtain and review at least annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and Oil-Dri (consistent with Independence Standards Board Standard 1).

      - Obtain and review at least annually a report from the independent auditor regarding the auditor's independence, discuss such reports with the independent auditor, including discussion of any disclosed relationships or non-audit services that may impact the objectivity and independence of the auditor, and take appropriate action to satisfy itself of the independence of the auditor.

      - Review with management and the independent auditor, prior to the commencement of the audit, proposed planning, staffing and budget for the audit.

      - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

      - Obtain reports from the independent auditor with respect to any audit of all critical accounting policies and practices to be used; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

      - Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with legal requirements and the Company's Code of Ethics and Business Conduct.

      - Obtain reports from management and the independent auditor with regard to any transactions with Oil-Dri insiders or affiliates.

      - Review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, any disagreement with management, and any management letter provided by the auditor and Oil-Dri's response to that letter.

      - Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

      - Evaluate the performance of the independent auditor and, if replacement is decided, replace.

      - Observe and implement all other requirements concerning the independence, internal quality control procedures and peer review of the independent auditor that may be established from time to time by the Securities and Exchange Commission, the New York Stock Exchange or applicable law.

ADDITIONAL AUTHORITY

The Audit Committee shall have the authority to retain special legal, accounting or other consultants or experts to advise the Audit Committee. The Audit Committee may request any officer or employee of Oil-Dri or Oil-Dri's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to or experts retained by, the Audit Committee.

PROXY - OIL-DRI CORPORATION OF AMERICA

410 NORTH MICHIGAN AVENUE, SUITE 400, CHICAGO, ILLINOIS  60611-4213

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard M. Jaffee, Daniel S. Jaffee and Charles
P. Brissman as Proxies, each with the power to appoint his substitute (the action of one, if only one be present and acting, to be in any event controlling), and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock and Class B Stock of Oil-Dri Corporation of America held of record by the undersigned at the close of business on October 22, 2004, at the annual meeting of stockholders to be held on December 7, 2004, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. EXCEPT AS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2 TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITOR.

PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Continued and to be signed on reverse side.)

IMPORTANT NOTICE
MULTIPLE COPIES OF MAILINGS

To Our Stockholders:

If your household is receiving multiple copies of our stockholder information statements, such as proxy statements and annual reports, we ask that you check the box "Stop Multiple Mailings" on the reverse of this card. This will allow us to save money by reducing the number of documents we must print and mail, and will help protect the environment as well.

By checking this box, you are consenting to our mailing of proxy statements, annual reports and other stockholder information only to the one account in your household for which the box was not checked. We will continue to separately mail a proxy card for each registered stockholder account. Your consent will be perpetual unless you revoke it, which you may do at any time by calling us at 312-360-5257, or writing us at Computershare Investor Services, Attn: Proxy Unit, P.O. Box 1878, Chicago, Illinois 60690-1878. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

WE ENCOURAGE YOU TO PARTICIPATE IN THIS PROGRAM BY CHECKING THE "STOP MULTIPLE MAILINGS" BOX ON THE PROXY CARD, FOR ALL BUT ONE OF YOUR STOCKHOLDER ACCOUNTS.


OIL-DRI
CORPORATION OF AMERICA

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3                               Holder Account Number
ADD 4
ADD 5                               C 1234567890                 J N T
ADD 6
[Barcode]                           [Barcode]
                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

ANNUAL MEETING PROXY CARD

A. ELECTION OF DIRECTORS

1. The Board of Directors Recommends a Vote FOR the listed nominees.

                             For       Withhold
01-J. Steven Cole            [ ]          [ ]

02-Arnold W. Donald          [ ]          [ ]

03-Ronald B. Gordon          [ ]          [ ]

04-Daniel S. Jaffee          [ ]          [ ]

05-Richard M. Jaffee         [ ]          [ ]

06-Joseph C. Miller          [ ]          [ ]

07-Allan H. Selig            [ ]          [ ]

B. ISSUES

2. The Board of Directors recommends a
vote for ratification of the selection
of PricewaterhouseCoopers  LLP as our
independent auditor for our fiscal
year ending July 31, 2005.                   For         Against      Abstain
                                             [ ]           [ ]           [ ]

3. In their discretion, the Proxies are
authorized to vote upon such other
business as may properly come before the meeting.

Please mark this box with an X if you are    [ ]
 planning to attend the meeting.

MARK THIS BOX WITH AN X TO STOP MULTIPLE     [ ]
MAILINGS.
Please stop mailing of
stockholder publications for this
account, since multiple copies
come to our household at this address.

C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
INSTRUCTIONS TO BE EXECUTED.
Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

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
Signature 1 - Please keep signature within the box  Signature 2 - Please keep signature within the box  Date (mm/dd/yyyy)
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